American Century Quantitative Equity Funds
PROSPECTUS SUPPLEMENT

EQUITY GROWTH FUND * INCOME & GROWTH FUND
SMALL CAP QUANTITATIVE FUND

Supplement dated February 3, 2003 * Prospectus dated May 1, 2002
                                    (Investor Class, Advisor Class,
                                    Institutional Class and C Class)

The following is added as the fourth bullet point under Fees and Expenses on page 5 of the C Class prospectus.

      * to redeem your shares after you have held them for 12 months (other than a $10 fee to redeem by wire)

The following replaces footnote 1 to the Shareholder fees chart on page 5 of the
Advisor/C Class prospectus.

      (1)  The deferred sales charge is contingent on the length of time you have owned your shares. The charge is 1.00% during the first year after purchase and is eliminated thereafter.

The first C Class chart under the heading Example on page 5 of the C Class prospectus is deleted. The sentence immediately following it is also deleted.

The following information replaces the final sentence of the second paragraph under the caption How do the funds pursue their investment objectives? on page 6 of the prospectus:

      The goal is to create a fund that provides better returns than its benchmark without taking on significant additional risk.

The following information replaces the disclosure under the caption What are the principal risks of investing in the funds? on page 7 of the prospectus:

      The value of a fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities a fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

      At any given time your shares may be worth more or less than the price you paid for them. In other words, it is possible to lose money by investing in the funds.

      Each fund's performance will be closely tied to the performance of its benchmark. If a fund's benchmark goes down, it is likely the fund's performance will go down.

      Although current income is an objective for Income & Growth, if the stocks that make its benchmark do not have a high dividend yield, then Income &
      Growth's dividend yield will not be high.

      A fund's performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund's performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund's performance as its assets grow.

      Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the funds and/or the stocks contained in the funds' respective benchmarks, the funds' gains may not be as big as, or their losses may be bigger than, other equity funds using different investment styles.

The following paragraph replaces the Minimum Initial Investment Amounts chart on page 10 of the C Class prospectus.

     To open an account, the minimum initial investments are $2,000 for a
     Coverdell Education Savings Account (CESA, formerly an Education IRA), and
     $2,500 for all other accounts. Purchase orders for C Class shares are limited to amounts less than $1,000,000.

The following replaces the first paragraph under Redemptions on page 11 of the C
Class prospectus.

     If you sell your shares within 12 months of their purchase, you will pay a sales charge the amount of which is contingent upon the length of time you have held your shares.

The following sections are inserted immediately following the section Redemption of Shares in Low-Balance Accounts on page 23 of the Advisor/C Class prospectus.

     Calculation of CDSC

     C Class shares are sold at their net asset value without an initial sales charge. However, if you redeem your shares within 12 months of purchase you will pay a CDSC of 0.75% of the original purchase price or the current market value at redemption, whichever is less.

     The CDSC will not be charged on shares acquired through reinvestment of dividends or distributions or increases in the net asset value of shares.

     To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

     CDSC Waivers

     Any applicable contingent deferred sales charge may be waived in the following cases:

     * redemptions through systematic withdrawal plans not exceeding 12%
       annually of the lesser of the original purchase cost or current market value

     * distributions from IRAs due to attainment of age 59-1/2

     * required minimum distributions from retirement accounts upon reaching age
       70-1/2

     * tax-free returns of excess contributions to IRAs

     * redemptions due to death or post-purchase disability

     * exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period

     * if no broker was compensated for the sale

The section Contingent Deferred Sales Charge on page 16 is deleted.

SH-SPL-33226   0302

American Century Quantitative Equity Funds
Prospectus Supplement

Equity Growth Fund * Income & Growth Fund
Small Cap Quantitative Fund

Supplement dated February 3, 2003 * Prospectus dated May 1, 2002
                                    (Investor Class, Advisor Class,
                                    Institutional Class)

Effective March 1, 2003, the name of the Small Cap Quantitative Fund will be changed to the Small Company Fund. This change does not affect the fund's investment objectives, strategies or risks.

SH-SPL-33158   0302